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                         OBJECTIVE COMMUNICATIONS, INC.
                           1999 STOCK INCENTIVE PLAN

                                   ARTICLE I
                                    PURPOSES

 1.1. The Plan is intended to assist Objective Communications, Inc. (hereinafter the "Company") in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code and Options not so qualifying, and the grant of SARs and Stock Awards. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE II
                                  DEFINITIONS

 2.1. Affiliate means any "subsidiary" or "parent" company (within the meaning of Section 424 of the Code) of the Company.

 2.2. Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, Option or SAR granted to such Participant.

 2.3. Board means the Board of Directors of the Company.

 2.4. Change of Control means:

      (a) a "person" or "group" (which terms, shall have the meaning they have when used in Section 13(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company) becomes (other than solely by reason of a repurchase of voting securities by the Company), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of forty (40%) or more of the combined voting power of the Company's then total outstanding voting securities;

      (b) The Company consolidates with or merges with or into another corporation or partnership or conveys, transfers or leases, in any transaction or series of transactions, all or substantially all of its assets to any corporation or partnership, or any corporation or partnership consolidates with or merges with or into the Company, in any event pursuant to a transaction in which the outstanding voting stock of the Company is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding voting securities of the Company are changed into or exchanged for voting securities of the surviving corporation and (ii) the persons who were the beneficial owners of the Company's voting securities immediately prior to such transaction beneficially own immediately after such transaction forty (40%) or more of the total outstanding voting power of the surviving corporation, or the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

 2.5. Code means the Internal Revenue Code of 1986, and any amendments thereto.

 2.6. Committee means a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is a "Non-Employee Director" (within the

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      meaning of Rule 16b-3 under the Exchange Act) and an "outside direction"
      (within the meaning of Code Section 162(m), to the extent that Rule 16b-3 of the Exchange Act and Code Section 162(m), respectively, are at such times applicable to the Company and the Plan. If no such Committee is appointed, the full Board shall serve as the Committee.

 2.7. Common Stock means the common stock, $.01 par value, of the Company.

 2.8. Company means Objective Communications, Inc., a Delaware corporation.

 2.9. Consultant means any person performing consulting or advisory services for the Company or any Affiliate, with or without compensation, to whom the Committee chooses to grant a Stock Award, Option, or SAR in accordance with the Plan.

2.10. Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

2.11. Director means a member of the Company's Board of Directors.

2.12. Disability shall have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto.

2.13. Exchange Act means the Securities Exchange of 1934, as amended, and as in effect from time to time.

2.14. Fair Market Value means, on any given date, the current fair market value of the shares of Common Stock as determined pursuant to subsection (a) or
      (b) below.

      (a) While the Company is a Public Company, Fair Market Value shall be determined as follows: (i) if the Common Stock is traded on The Nasdaq Stock Market or listed on a national securities exchange, the last sale price of the Common Stock on the determination date, or, if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, (ii) if the Common Stock is not traded on The Nasdaq Stock Market or listed on a national securities exchange, the last sale price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the next preceding date on which there were such sales.

      (b) If the Company becomes a Non-Public Company, the Committee in good faith using any reasonable method shall determine Fair Market Value.

      (c) Notwithstanding subsections (a) and (b) of this Section, in all cases, Fair Market Value shall not be less than the par value of the Common Stock.

      (d) For purposes of this Section, the term "Public Company" means that the Company has filed a registration statement to register its Common Stock for offering and sale under the Securities Act the registration statement has been declared effective by the Securities; and Exchange Commission, and the Company is currently obligated to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act. The term "Non-Public Company" means, subsequent to the effective date of the Plan, the Company ceases to be obligated to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act.

2.15. Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant.

2.16. Incentive Stock Option means an Option qualifying for special tax treatment under Section 422 of the Code.

2.17. Nonqualified Stock Option means an option which is not an Incentive Stock Option.

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2.18. Option means a stock option that is either a Nonqualified Stock Option or
      Incentive Stock Option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

2.19. Optionee means the employee, Director or Consultant to whom an Option is granted.

2.20. Participant means an employee of the Company or an Affiliate, a Director or a Consultant who satisfies the requirements of Article IV and is selected by the Committee to receive a Stock Award, Option, SAR or a combination thereof.

2.21. Plan means this Objective Communications, Inc. 1999 Stock Incentive Plan.

2.22. SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to such share of Common Stock encompassed by the exercise of such SAR, the excess of its Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

2.23. Securities Act means the Securities Act of 1933, as amended and as in effect from time to time.

2.24. Stock Award means Common Stock awarded to a Participant under Article
      VIII.

2.25. Stockholder means the holder of Common Stock issued under the Plan as a result of exercise of an Option or SAR or grant of a Stock Award.

2.26. Termination of Employment means with respect to an individual the last to occur of the date the individual ceases to be employed by the Company or its Affiliates, a member of the Board, or a Consultant to the Company or its Affiliates.

2.27. Ten Percent Stockholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a company, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

                                  ARTICLE III
                                 ADMINISTRATION

 3.1. The Committee shall administer the Plan. The Committee shall have authority to grant Stock Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which may be settled. The Committee may modify an outstanding Option, SAR or Stock Award provided that no modification shall, without a Participant's consent, adversely affect any rights or the Participant. The Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Board or the Committee or in connection with the administration of this Plan shall be final and conclusive on all persons having an

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interest in the Plan. No member of the Board or the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award. All expenses of administering this Plan shall be borne by the Company.

 3.2. To the extent not prohibited by law, or the Certificate of Incorporation or Bylaws of the Company, the Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee's authority and duties with respect to grants and awards to individuals, provided that the Committee may not delegate its authority with respect to the granting of Awards to persons subject to Sections 16(a) and 16(b) of the Exchange Act if such delegation would cause a grant of an Award under the Plan not to qualify as an exempt transaction under Rule 16(b)-3 under the Exchange Act or any successor rule.

                                   ARTICLE IV
                                  ELIGIBILITY

 4.1. Any employee of the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Only employees of the Company or an Affiliate are eligible to receive Incentive Stock Options.

                                   ARTICLE V
                             STOCK SUBJECT TO PLAN

 5.1. Shares Issued. Upon the award of shares of Common Stock pursuant to a Stock Award the Company may issue shares of authorized but unissued Common Stock or shares of previously issued Common Stock that has been reacquired by the Company. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of authorized but unissued Common Stock or shares of previously issued Common Stock that has been reacquired by the Company.

 5.2. Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Stock Awards is two million six hundred and forty thousand (2,640,000) shares. The Committee may provide any one Participant with awards for up to five hundred thousand (500,000) shares (subject to adjustment under Article X) under this Plan in any given calendar year. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article X.

 5.3. Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, SARs and Stock Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs and Stock Awards to be granted under this Plan.

                                   ARTICLE VI
                                    OPTIONS

 6.1. Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards. The Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such

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      Option. An individual must be an employee of the Company or the Affiliate to be eligible to be granted an Incentive Stock Option.

 6.2. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee on the date of grant; provided, however, that the exercise price per share for Common Stock for an Option that is an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the exercise price per share for Common Stock subject to an Option that is an Incentive Stock Option granted to an individual who is or is deemed to be a Ten Percent Stockholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

 6.3. Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

 6.4. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company or any of its Affiliates) exceeds $100,000, the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.

 6.5. Nontransferability. Except as provided in Section 6.6, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except to the extent an Option is transferred in accordance with Section 6.6, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

 6.6. Transferable Options. Section 6.5 to the contrary notwithstanding, if the Agreement so provides, an Option that is not an Incentive Stock Option may be transferred by a Participant to the Participant's children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

 6.7. Vesting and Termination of Employment. Except as provided in an Option Agreement, the following rules shall apply:

      (a) Options will vest as provided in the Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise.

      (b) If the Optionee's Termination of Employment is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (i) one (1) year after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.
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      (c) If the Optionee's Termination of Employment is for any reason other than death or Disability, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three (3) months after the date of the Optionee's Termination of Employment, or
          (ii) the expiration date under the terms of the Agreement. However, if the Option would then expire during the Pooling Period and the Common Stock received upon the exercise of the Option would be subject to the Pooling Period transfer restrictions, then the right to exercise the Option will expire ten (10) calendar days after the end of the Pooling Period. "Pooling Period" means the period in which property is subject to restrictions on transfer in compliance with the "Pooling of Interests Accounting" rules set forth in the Securities and Exchange Commission Accounting Series Releases 130 and 135. If Termination of Employment is for a reason other than the Optionee's death or disability and the Option holder dies after his or her Termination of Employment but before the right to exercise the Option has expired, the right to exercise the Option shall expire on the earlier of (i) one (1) year after the date of the Optionee's Termination of Employment, or (ii) the date the Option expires under the terms of the Agreement, and, until expiration, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

 6.8. Forfeiture for Cause. Notwithstanding any provision of the Plan to the contrary, unless provided otherwise in an Option Agreement, all unexercised Options granted to an Optionee whose Termination of Employment is for "cause" shall terminate and be forfeited by the Optionee. A termination of Employment shall be for cause if it is by reason of (i) conduct related to the Optionee's service to the Company or an Affiliate for which either criminal or civil penalties against the Optionee may be sought, (ii) a material violation of Company policies, or (iii) disclosing or misusing any confidential information or material concerning the Company or Affiliate. An Optionee may be released from the forfeiture provisions of this section if the Committee (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company.

 6.9. Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after Termination of Employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.10. Exercise. The Option holder must provide written notice to the Secretary of the Company of the exercise of Options and the number of Options exercised. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.11. Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. Unless otherwise provided by the Agreement, payment of all or part of the Option price may also be made by surrendering shares of Common Stock to the Company that have been held for at least six (6) months prior to the date of exercise. If Common Stock is used to pay all or part of the Option price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. With the consent of the Committee, all or part of the Option price may be paid with a full-recourse promissory note. However, the par value of the Common Stock, if newly issued, shall be paid in cash or cash equivalents. The shares received upon exercise of the Option shall be pledged as security for payment of the principal
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amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.
     Subject to the foregoing, the Board Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. If the Common Stock is traded on an established securities market, the Committee may approve payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

6.12. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option.

6.13. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company. The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under the Plan be endorsed with a legend in substantially the following form:

         The shares evidenced by this certificate may not be sold or
         transferred prior to           , 19          , in the absence
         of a written statement from the Company to the effect that the Company is aware of the facts of such sale or transfer.

      The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is aware of the fact of such sale or transfer.

                                  ARTICLE VII
                                      SARS

 7.1. Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares covered by such awards. In addition no Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

 7.2. Maximum SAR Period. The maximum period in which an SAR may be exercised shall be determined by the Committee on the date of grant, except that no Corresponding SAR that is related to an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such related Option was granted. In the case of a Corresponding SAR that is related to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Stockholder, such Corresponding SAR shall not be exercisable after the expiration of five years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

 7.3. Nontransferability. Except as provided in Section 7.4, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
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 7.4. Transferable SARs.  Section 7.3 to the contrary notwithstanding, if the
      Agreement so provides, a SAR may be transferred by a Participant to the children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant.

 7.5. Exercise. Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

 7.6. Employee Status. If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after Termination of Employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

 7.7. Settlement. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

 7.8. Stockholder Rights. No Participant shall, as a result of receiving an SAR award, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                                  ARTICLE VIII
                                  STOCK AWARDS

 8.1. Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

 8.2. Vesting. The Committee, on the date of the award, may prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

 8.3. Performance Objectives. In accordance with Section 8.2, the Committee may prescribe that Stock Awards will become vested or transferable or both based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value. If the Committee, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

 8.4. Stock Legends. The Committee, on behalf of the Company, may endorse such legend or legends upon the certificates representing the shares of Common Stock, and may issue such "stop transfer"

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      instructions as it determines to be necessary or appropriate to implement the provisions of any agreement between the Company or an Affiliate and the Participant with respect to such shares.

 8.5. Employee Status. In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

 8.6. Nontransferability. Except as provided in Section 8.7, Stock Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Stock Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

 8.7. Transferable Stock Awards. Section 8.6 to the contrary notwithstanding if the Award so provides, a Stock Award may be transferred by a Participant to the children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of a Stock Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Stock Award during the period that it was held by the Participant.

 8.8. Stockholder Rights. Prior to their forfeiture (in accordance with the applicable Agreement) and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                   ARTICLE IX
                          CHANGE IN CAPITAL STRUCTURE

 9.1. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

 9.2. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options, SARs and Stock Awards hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option or an SAR or the receipt of a Stock Award, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the optionee exercised his or her Option or SAR or received his or her Stock Award in full immediately prior to the event requiring the adjustment; and
      (ii) the number and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to a Participant during a specified time period shall be adjusted by substituting for the total number and class

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      of shares of Common Stock then reserved that number and class of shares of
      Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

 9.3. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving company, each holder of an Option or an SAR shall, at no additional cost, be entitled upon exercise of such Option or SAR to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option or SAR shall then be so exercisable, the number and class of shares of stock or other securities to which such Option holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such Option holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option or SAR shall be so exercised.

 9.4. If the Company is merged into or consolidated with another company under circumstances where the Company is not the surviving company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another company while unvested or unexercisable Options or SARs, or unvested Stock Awards, remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options, SARs or Stock Awards with new options, stock appreciation rights or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options, SARs and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall be vested and exercisable immediately prior to the effective date of any such merger, consolidation, liquidation, or sale (the "corporate event"). Upon occurrence of the corporate event, all unexercised SARs and Options which have not been continued or assumed, whether or not such Options were vested or exercisable before application of this Section, shall terminate and all SARs and Options which have not been continued or assumed shall be deemed to have been exercised.

 9.5. Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

 9.6. Adjustment under the preceding provisions of this section will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.

 9.7. The Committee may make Stock Awards and may grant Options and SARs in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in Section 9.3 of this Article IX. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such substituted Stock Awards or Option or SAR grants shall be as the Committee, in its discretion, determines is appropriate.

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                                   ARTICLE X
                              WITHHOLDING OF TAXES

10.1. The Company shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option, SAR or Stock Award withheld, (ii) tender back to the Company shares of Common Stock received pursuant to an Option, SAR or Stock Award,
      (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Company in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company with respect to the Option, SAR or Stock Award.

                                     ARTICLE XI
                               COMPLIANCE WITH LAW AND
                            APPROVAL OF REGULATORY BODIES

11.1. General Requirements. No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with Federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

11.2. Participant Representatives. The Committee may require that a Participant, as a condition to receipt of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

                                  ARTICLE XII
                               GENERAL PROVISIONS

12.1. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right
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

      and power of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

12.2. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.3. Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.4. Choice of Law. The Plan and all Agreements entered into under the Plan shall be interpreted under the law of the State of Delaware.

                                  ARTICLE XIII
                                   AMENDMENT

13.1. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until stockholder approval is obtained if required under applicable Federal or state corporate or securities laws, or pursuant to the terms of any listing or similar agreement to which the Company is a party, or pursuant to the rules of any domestic stock exchange or quotation system on which the Company's shares may then be listed. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Stock Award, Option or SAR outstanding at the time such amendment is made.

                                  ARTICLE XIV
                    EFFECTIVE DATE OF PLAN, DURATION OF PLAN

14.1. The Plan became effective as of           , 199     , upon adoption by the
      stockholders of the Company after approval by the Board on June 24, 1999.

14.2. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options, SARs and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.

       Date:                            Objective Communications, Inc.
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                                        By:
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                                        Title:
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

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